UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2018

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2018 (the “Grant Date”), the board of directors (the “Board”) of TechPrecision Corporation (the “Company”) granted 12,500 shares of restricted stock under the Company’s 2016 Equity Incentive Plan to each of Alexander Shen, the Company’s chief executive officer, and Thomas Sammons, the Company’s chief financial officer. The shares of restricted stock fully vest and cease to be subject to forfeiture on December 7, 2019 (the “Vesting Date”), one year following the Grant Date. Each grantee must be serving as an executive officer on the Vesting Date and must have been continuously serving in such capacity from the Grant Date through the Vesting Date for the shares of restricted stock to vest. Prior to the Vesting Date, the grantee is not permitted to sell, transfer, pledge, assign or otherwise encumber the shares of restricted stock and if the grantee’s service with the Company terminates prior to the Vesting Date, the grantee’s restricted stock will be forfeited automatically.

While any share of restricted stock remains subject to restriction, the grantee will have the right to vote the shares of restricted stock, but will not have the right to receive any cash distributions or dividends prior to the Vesting Date. If any cash distributions or dividends are payable with respect to the shares of restricted stock, the Board, in its sole discretion, may require the cash distributions or dividends to be subjected to the same vesting period as is applicable to the shares of restricted stock with respect to which such amounts are paid, or, if the Board so determines, reinvested in additional shares of restricted stock. Any distributions or dividends paid in the form of securities with respect to shares of restricted stock will be subject to the same terms and conditions as the restricted stock with respect to which they were paid, including, without limitation, the same restriction period.

The awards were granted pursuant to a stock option award agreement, the form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Form of Restricted Stock Award

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: December 10, 2018	By:	/s/ Thomas Sammons
	Name:	Thomas Sammons
	Title:	Chief Financial Officer